                                                             Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on Form S-8 of our report  dated  February  11, 2004  relating to the financial statements and financial statement schedule of Home Properties,  Inc., which appears in Home Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.

PricewaterhouseCoopers LLP

Boston Massachusetts
May 17, 2004